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                                                                   EXHIBIT 10.11
                                AMENDMENT NO. 1
                                       TO
                                  CIPRICO INC.
                      1992 NONQUALIFIED STOCK OPTION PLAN

        THIS AMENDMENT, made this 26th day of January, 1995, by Ciprico Inc., a Delaware corporation (the "Company") to the Ciprico Inc. 1992 Nonqualified Stock Option Plan (the "1992 Option Plan");

        WHEREAS, the Company has elected to comply with new Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended; and

        WHEREAS, the Company desires to amend certain provisions of the 1992 Option Plan to conform with the requirements under new Rule 16b-3.

        NOW, THEREFORE, RESOLVED, that the Ciprico Inc. 1992 Nonqualified Stock Option Plan be and it hereby is amended, as follows:

        1. Paragraph (f) of Section 1 of the 1992 Option Plan shall be amended in its entirety to read as follows:

        (f) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board.
        Each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. A "disinterested" person under Rule 16b-3 generally means a person who has not been, at any time within one year prior to his or her appointment to the Committee and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company, except to the extent permitted by Rule 16b-3, or any successor provision.


        2. Except as amended herein, all other terms and conditions of the 1992 Option Plan shall remain in full force and effect.

                                        CIPRICO INC.

                                        By:  /s/ Cory J. Miller
                                           -----------------------------
                                        Its: V.P. of Finance/CFO
                                           -----------------------------

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